Exhibit 99.1

Eclipse Resources Corporation Reports Third Quarter 2014 Production Above Guidance, Schedules Third Quarter Earnings Announcement

STATE COLLEGE, Pa., Oct 27, 2014 – (BUSINESS WIRE) – Eclipse Resources Corporation (“Eclipse Resources” or the “Company”) (NYSE: ECR) today announced third quarter 2014 production averaged 85.8 MMcfe per day which exceeded the high-end of the Company’s previously issued guidance for the quarter and represents an approximate 104% increase from Eclipse Resources’ second quarter 2014 production. The production mix during the third quarter 2014 was approximately 78% natural gas, 9% natural gas liquids and 13% oil. The percentage of the Company’s production that was comprised of liquids (natural gas liquids and oil) also exceeded the Company’s guidance for the quarter. Production for the quarter was approximately 65% operated.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013

Production during the period:
Natural gas (MMcf)	6,190.3	432.4	11,395.8	477.6
NGL (Mbbl)	116.4	0.0	238.8	0.0
Oil (Mbbl)	166.9	27.2	387.9	35.3

Total (MMcfe)	7,890.0	595.3	15,155.9	689.1

Production – average per day:
Natural gas (Mcf)	67,286	4,700	41,743	1,749
NGL (Bbl)	1,265	0	875	0
Oil (Bbl)	1,814	296	1,421	129

Total (Mcfe)	85,761	6,471	55,516	2,524

During the quarter, the Eclipse Resources turned 13 gross operated Utica Shale wells to sales. In addition to the previously announced 2 well Shroyer Unit and 5 well Mizer Unit, the Company also brought the 5 well Mizer Farms Unit online, which is directly adjacent to the Mizer Unit in the Company’s Condensate type curve area, and the Duane Weisend 4H well on the eastern boundary of the Company’s Rich Gas type curve area. To date, Eclipse Resources has now completed and turned in line 17 gross Utica Shale wells. In addition, the Company currently has 10 gross operated wells drilling, 17 gross operated wells drilled and awaiting completion or completing, and 14 gross operated wells completed and awaiting turn to sales.

Benjamin W. Hulburt, Chairman, President and Chief Executive Officer, commented, “We are pleased with the strong production numbers achieved for the quarter, which was driven by continued outstanding performance of our operating team in getting wells drilled and online on or ahead of schedule. The initial results from our Shroyer, Mizer and Mizer Farms wells appear consistent with our type curve expectations. Our Duane Weisand well is flowing at a strong gas rate and has maintained strong pressures since being put online, with slightly lower BTU content than expected. We continue to aggressively develop our outstanding asset base and are pleased to be focusing our development efforts in the more liquids heavy portions of the Utica play.”

Third Quarter 2014 Earnings Release and Conference Call

The Company plans to issue its third quarter 2014 financial results after the market close on Monday, November 10, 2014.

A conference call to review the financial and operational results is scheduled for Tuesday, November 11, 2014 at 10:00 a.m. Eastern Time. To participate in the call, please dial 877-709-8150, or 201-689-8354 for international callers, and reference Eclipse Resources Third Quarter 2014 Earnings Call. A replay of the call will be available through December 11, 2014. To access the phone replay dial 877-660-6853 or 201-612-7415 for international callers. The conference ID is 13594441.

A live webcast of the call may be accessed through the Investor Center on the Eclipse Resources’ website at www.eclipseresources.com. The webcast will be archived for replay on the Company’s website for six months.

About Eclipse Resources

Eclipse Resources is an independent exploration and production Company engaged in the acquisition and development of oil and natural gas properties in the Appalachian Basin, including the Utica and Marcellus Shales. For more information, please visit the Company’s website at www.eclipseresources.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included in this press release, including Eclipse Resources’ business strategy; reserves; general economic conditions; its financial strategy, liquidity and capital required for developing its properties and timing related thereto; realized natural gas, NGLs and oil prices; timing and amount of its future production of natural gas, NGLs and oil; its hedging strategy and results; future drilling plans; competition and government regulations, including those related to hydraulic fracturing; the anticipated benefits under its commercial agreements; pending legal matters relating to its leases; marketing of natural gas, NGLs and oil; leasehold and business acquisitions; the costs, terms and availability of gathering, processing, fractionation and other midstream services; credit markets; uncertainty regarding its future operating results, including initial production rates and liquid yields in its type curve areas; and plans, objectives, expectations and intentions contained in this press release that are not historical are forward-looking statements. When used in this press release, the words “will,” “would,” “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on Eclipse Resources’ current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements described under the heading “Risk Factors” in Eclipse Resources’ final prospectus dated June 19, 2014 and filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act on June 23, 2014 (the “IPO Prospectus”).

Eclipse Resources cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond its control, incident to the exploration for and development, production, gathering and sale of natural gas, NGLs and oil. These risks include, but are not limited to, legal and environmental risks, drilling and other operating risks, regulatory changes, commodity price volatility, inflation, lack of availability of drilling, production and processing equipment and services, counterparty credit risk, the uncertainty inherent in estimating natural gas, NGLs and oil reserves and in projecting future rates of production, cash flow and access to capital, the timing of development expenditures, and the other risks described under the heading “Risk Factors” in the IPO Prospectus.

Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Company’s actual results and plans could differ materially from those expressed in any forward-looking statements.

All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Eclipse Resources or persons acting on the Company’s behalf may issue.

Except as otherwise required by applicable law, Eclipse Resources disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements herein, to reflect events or circumstances after the date of this press release.

Eclipse Resources is also not undertaking to release financial or operational results or operating data in advance of the time that it is legally required to do so.

Contact:

Julia Williams

Director, Investor Relations and Communications

814-308-9754

jwilliams@eclipseresources.com